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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                  ----------------------------------------

                             AMENDMENT NO. 1 TO
                                  FORM 8-A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                          ARM Financial Group, Inc.
                  ----------------------------------------
           (Exact name of registrant as specified in its charter)



         Delaware                                     61-1244251
         --------                                     ----------
(State of incorporation or               (I.R.S. Employer Identification No.)
       organization)

           515 West Market Street
           Louisville, Kentucky                          40202
           --------------------                         --------
  (Address of principal executive offices)             (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


   Title of each class to                        Name of each exchange on
   be so registered:                             which each class is to be
                                                 registered:

   Class A Convertible Common
   Stock, par value $.01 per share               American Stock Exchange
   -------------------------------               -----------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                                         None

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                                          2

ITEM 1.  DESCRIPTION OF REGISTRANTS SECURITIES TO BE REGISTERED.

         The description of the registrant's Class A Common Stock, par value $.01 per share, set forth under the heading "Description of Capital Stock" in the Registration Statement on Form S-1 (Registration No. 33-14693), as amended (the "Registration Statement"), filed by the registrant with the Securities and Exchange Commission, is hereby incorporated by reference herein.


ITEM 2.  EXHIBITS.

         The following exhibits are filed herewith (or incorporated by reference as indicated below):

    1. Registration Statement No. 333-14693 on Form S-1, filed pursuant to the Securities Exchange Act of 1933 on October 23, 1996 and incorporated herein by reference.

    2. Amendment No. 1 to Registration Statement, filed pursuant to the Securities Exchange Act of 1933 on March 27, 1997 and incorporated herein by reference.

    3. Amendment No. 2 to Registration Statement, filed pursuant to the Securities Exchange Act of 1933 on May 7, 1997 and incorporated herein by reference.

    4. Amendment No. 3 to Registration Statement, filed pursuant to the Securities Exchange Act of 1933 on May 23, 1997 and incorporated herein by reference.


    5. Amendment No. 4 to Registration Statement, filed pursuant to the Securities Exchange Act of 1933 on June 10, 1997 and incorporated herein by reference.

    6. Form of Restated Certificate of Incorporation of the registrant to be in effect upon completion of the offering of the Shares (incorporated by reference to Exhibit 3(i).7 of the Registration Statement).

    7. Form of Amended and Restated By-laws of the registrant to be in effect upon completion of the offering of the Shares (incorporated by reference to Exhibit 3(ii).3 of the Registration Statement).

    8. Form of Stock Certificate for Class A Common Stock, par value $.01 per share.


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                                      SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  ARM Financial Group, Inc.



                                  By   /s/ John Franco
                                       ------------------------------------
                                       John Franco
                                       Co-Chairman of the Board of Directors
                                       and Co-Chief Executive Officer



                                  By   /s/ Martin H. Ruby
                                       ------------------------------------
                                       Martin H. Ruby
                                       Co-Chairman of the Board of Directors
                                       and Co-Chief Executive Officer

Date:   June 10, 1997